UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 19, 2007

CARRINGTON LABORATORIES, INC.
 Exact name of Registrant as specified in its charter)

Texas	0-11997	75-1435663

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

2001 Walnut Hill Lane
Irving, Texas	75038

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 518-1300

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     On July 19, 2007, Carrington Laboratories, Inc. issued a press release announcing the adjournment of the special meeting called for July 19, 2007 to August 3, 2007. A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
d.	Exhibits

	99.1	Press Release dated July 19, 2007 announcing Carrington Laboratories, Inc.'s adjournment of the special meeting called for July 19, 2007.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARRINGTON LABORATORIES, INC.

Date: July 19, 2007	By:	/s/ Carlton E. Turner
Carlton E. Turner, Ph.D., D.Sc.
President and Chief Executive Officer

EXHIBIT INDEX
Exhibit
Number	Description

99.1	Press Release dated July 19, 2007 announcing Carrington Laboratories, Inc.'s adjournment of the special meeting called for July 19, 2007.